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                                                                Exhibit 10.1


                      SECOND AMENDMENT TO LEASE AGREEMENT


         THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Second Amendment") is entered into as of the ____ day of March, 1996, by and between V&V Properties, an Ohio general partnership ("Lessor") and Arbor Health Care Company, a Delaware corporation ("Lessee").


                                    RECITALS
                                    --------

         A. Lessor and Lessee entered into a Lease Agreement dated as of June 2, 1988 and into a First Amendment to Lease Agreement
                 dated as of March 11, 1994 (collectively, the "Lease").   The
                 capitalized terms herein shall have the same meaning as in the Lease unless a contrary meaning is indicated.

         B. The parties desire to amend certain terms and conditions of the Lease regarding exercise of the Renewal Term(s) by Lessee in accordance with the provisions hereof.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. A new paragraph shall be added at the end of Section 2, as follows:

                 In addition to the above described notice(s) to renew this Lease for the Extended Term(s) and notwithstanding anything to the contrary stated herein, Lessee may, in its sole and absolute discretion so long as: (i) no event of default shall have occurred and be continuing, and (ii) Lessee has substantially completed the Addition, exercise either or both of the Extended Terms at any time from and after the date hereof. As used herein, the Addition shall mean the proposed improvements to the Facility described as follows:

                          Approximately 1700 sq. ft. added to the south end of the Facility adjacent to the main entrance consisting of offices, storage and a lobby/reception area.
                          Other improvements which are within the limits of the existing structure include conversion of an existing resident lounge into a physical therapy space. A new resident (smoker's) lounge will be located elsewhere in the Facility. The addition shall be in character with the design motif of the existing Facility and shall include the necessary systems such as electrical, mechanical, plumbing, fire alarm and fire protection.

                 For example, after substantial completion of the Addition, Lessee may notify Lessor that Lessee desires to exercise both of the Extended Terms simultaneously at any time prior to the expiration of the original Lease term, thereby extending the term of the Lease through June 30, 2008.
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         2.      Except as modified herein, Lessor and Lessee ratify and
                 confirm the Lease as amended by this Second Amendment.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment as of the date first written above.

Signed and Acknowledged                      V&V Properties, an Ohio
in the Presence of:                          general partnership


_______________________________              By ____________________________
(as to both)                                 Gerald E. Vallee, General Partner



____________________________                 By __________________________
(as to both)                                 Richard Vallee, General Partner



                                             ARBOR HEALTH CARE COMPANY,
                                             a Delaware corporation


____________________________                 By __________________________
                                             Pier C. Borra, President
____________________________


STATE OF OHIO                 )
                              )          SS:
COUNTY OF GALLIA              )

         The foregoing instrument was acknowledged before me this _____ day of March, 1996, by Gerald E. Vallee and Richard Vallee, as sole general partners of V&V Properties, an Ohio general partnership, on behalf of the partnership.


                                        ______________________________________
                                        Notary Public
                                        My commission expires: ________________





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STATE OF OHIO       )
                    )                    SS:
COUNTY OF ALLEN     )

         The foregoing instrument was acknowledged before me this _____ day of March, 1996, by Pier C. Borra, the President of Arbor Health Care Company, a Delaware corporation, on behalf of the corporation.


                                        ____________________________________
                                        Notary Public
                                        My Commission Expires: _______________







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